UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2012

MISSION WEST PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34000	95-2635431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10050 Bandley Drive Cupertino, CA		95014
(Address of principal executive offices)		(Zip Code)

(408) 725-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events.

On November 2, 2012, Mission West Properties, Inc., a Maryland corporation (“Mission West”), announced that it had entered into two agreements to dispose of all of its real estate assets for an enterprise value of approximately $1.3 billion (the “Transactions”).

The press released filed as Exhibit 99.1 to the Form 8-K filed on November 5, 2012 announcing the Transactions inadvertently varied slightly from the press released issued by Mission West on November 2, 2012. Filed herewith as Exhibit 99.1 and incorporated herein by reference is the press release issued on November 2, 2012.

Additional Information and Where to Find It

Mission West intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transactions described above. Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding the proposed transactions and related matters. Investors and stockholders may obtain a copy of the proxy statement (when available) and other documents filed by Mission West with the SEC free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by Mission West are available free of charge by contacting Mission West Investor Relations in writing at 10050 Bandley Drive, Cupertino, CA 95014, or by telephone at (408) 725-0700.

Participants in Solicitation

Mission West and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the Mission West stockholders in connection with the proposed transactions described above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transactions, and a description of their direct and indirect interests in the proposed transactions, which may differ from the interests of Mission West’s stockholders generally, will be set forth in a definitive proxy statement to be filed with the SEC in connection with the proposed transactions. Additional information regarding these individuals is included in Mission West’s Annual Report on Form 10-K for the year ended December 31, 2011, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2012

MISSION WEST PROPERTIES, INC.

	By:	/s/ Carl E. Berg
Carl E. Berg
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 2, 2012.